UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2023

HashiCorp, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41121	32-0410665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Second Street Suite 700
San Francisco,California		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 301-3250

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000015 per share	HCP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 29, 2023, HashiCorp, Inc. (the “Company”) held its annual meeting of stockholders. Of the 99,554,587 shares of the Company’s Class A common stock and 92,074,890 shares of the Company’s Class B common stock outstanding as of May 8, 2023, the record date for the meeting, the combined holders of 138,106,536 shares of the Company’s stock were represented at the annual meeting of stockholders in person or by proxy, representing a quorum. The matters voted upon at the meeting and the vote with respect to each such matter are set forth below:
Proposal 1 - Election of Directors
Each of the following nominees was elected to serve as a Class II director, to hold office until the Company’s 2026 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified or his or her earlier resignation or removal:

Nominees	For	Withheld	Broker Non-Votes
Todd Ford	673,560,403	1,729,503	14,935,825
David Henshall	671,777,916	3,511,990	14,935,825
Sigal Zarmi	660,761,045	14,528,861	14,935,825
Proposal 2 - Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers
The Company’s stockholders approved, on an advisory basis, that future stockholder advisory votes on named executive officer compensation should occur every one year, and based on the results of the vote, the Company’s Board of Directors has determined to hold a non-binding advisory vote on named executive officer compensation every year:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
674,691,454	56,142	522,952	19,358	14,935,825
Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024 was ratified based on the following results of voting:

For	Against	Abstain
690,061,848	79,142	84,741

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HashiCorp, Inc.

Date:	June 29, 2023	By:	/s/ Navam Welihinda
		Name: Title:	Navam Welihinda Chief Financial Officer